Pioneer AnnuiStar Plus Annuity
Portfolio Architect Plus Annuity
Scudder Advocate Rewards Annuity
STATEMENT OF ADDITIONAL INFORMATION
DATED
April 28, 2025
FOR
Brighthouse Separate Account Eleven for Variable Annuities
ISSUED BY
Brighthouse Life Insurance Company
This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with the Prospectus for the Pioneer AnnuiStar Plus, Portfolio Architect Plus, or Scudder Advocate Rewards Individual Annuity Contract, as applicable, each dated April 28, 2025.
A copy of the Pioneer AnnuiStar Plus and Scudder Advocate Rewards Individual Variable Annuity Contract Prospectuses may be obtained by writing to Brighthouse Life Insurance Company, P.O. Box 4261, Clinton, IA 52733-4261, or by calling 833-208-3018, by visiting https://dfinview.com/BHF/PUFT/BHF103 for Pioneer AnnuiStar Plus, or https://dfinview.com/BHF/PUFT/BHF108 for Scudder Advocate Rewards, or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.
A copy of the Portfolio Architect Plus Individual Variable Annuity Contract Prospectus may be obtained by writing to Brighthouse Life Insurance Company, P.O. Box 4301, Clinton, IA 52733-4301, or by calling 888-243-1932, by visiting https://dfinview.com/BHF/PUFT/BHF104 for Portfolio Architect Plus, or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.
Please note that this phone number and address do not apply if you own this product AND any of the following apply to your Contract: (a) You purchased a Guaranteed Minimum Accumulation Benefit (GMAB) rider with your Contract, (b) Your Contract currently has or had an active loan initiated any time on or before April 10, 2011, or (c) As the designated beneficiary on the Contract, you elected, on or after April 10, 2011, to continue the Contract in your own name after the death of the original owner or annuitant. If any of the above apply, please use this address for (i) payments, Brighthouse Life Insurance Company, P.O. Box 70247, Philadelphia, PA 19176-0247 and for (ii) all other requests and elections please use this phone number 833-208-3018 or this address Brighthouse Life Insurance Company, P.O. Box 4261, Clinton, IA 52733-4261.
For all Contracts for Pioneer AnnuiStar Plus, Portfolio Architect Plus or Scudder Advocate Rewards currently receiving (i) Annuity Payments, general servicing requests and communications should be directed to: Brighthouse Life Insurance Company, P.O. Box 4363, Clinton IA, 52733-4363, phone: 800-882-1292, fax: 877-246-8424;and (ii) Death Claims should be directed to Brighthouse Life Insurance Company P.O. Box 4364, Clinton, IA 52733-4364, phone: 800-882-1292, fax: 877-245-8163.
For all Contracts for Pioneer AnnuiStar Plus and Scudder Advocate Rewards for (i) Rollover Requests (Non-ERISA plan/IRA account) communications should be directed to: Brighthouse Life Insurance Company, P.O. Box 70255, Philadelphia, PA 19176-0255; and (ii) Payments/Contributions (Non-Qualified/IRA account) communications should be directed to: Brighthouse Life Insurance Company, P.O. Box 70247, Philadelphia, PA 19176-0247; and (iii) all other Correspondence and Requests should be directed to: Brighthouse Life Insurance Company, P.O. Box 4261, Clinton, IA 52733-4261.
For all Contracts for Portfolio Architect Plus for (i) Death Claim communications should be directed to: Brighthouse Life Insurance Company, P.O. Box 4330, Clinton, IA 52733-4330, phone: 888-1932, fax: 877-8163; and (ii) request to receive regular income payments (referred to as Annuity Payments) communications should be directed to: Brighthouse Life Insurance Company, P.O. Box 4365, Clinton IA, 52733-4365, phone: 800-882-1292, fax: 877-246-8424;.
This SAI contains information in addition to the information described in the Prospectuses for the Individual Variable Annuity Contracts (the “Contracts”) offered by Brighthouse Life Insurance Company (“we”, “our”, or the “Company”). The Prospectuses concisely set forth information an investor ought to know before investing.
This Statement of Additional Information is dated April 28, 2025.
Book 070-071-075 SAI

The Insurance Company
Brighthouse Life Insurance Company (“BLIC” or the “Company”) is a Delaware corporation originally incorporated in Connecticut in 1863. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all U.S. states (except New York), the District of Columbia, the Bahamas, Guam, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. The Company was an indirect wholly-owned subsidiary of MetLife, Inc. until August 4, 2017, when BHF became an independent, publicly-traded company following the completion of a separation transaction. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
Brighthouse Life Insurance Company History
MetLife Insurance Company USA: From the close of business on November 14, 2014 to March 6, 2017, BLIC was called MetLife Insurance Company USA (“MetLife USA”). MetLife USA was established following the close of business on November 14, 2014, when MetLife Investors USA Insurance Company, a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. were merged into MetLife Insurance Company of Connecticut, and MetLife Insurance Company of Connecticut was then renamed MetLife Insurance Company USA. Simultaneously, MetLife USA changed its domicile from Connecticut to the state of Delaware. As a result of this merger, MetLife USA assumed legal ownership of all of the assets of these predecessor companies, including assets held in the separate accounts, and became responsible for administering the contracts and paying any benefits due under all contracts issued by each of its corporate predecessors. These predecessor companies that issued contracts on and prior to November 14, 2014 were the following:
- MetLife Insurance Company of Connecticut: MetLife Insurance Company of Connecticut (“MICC”), originally chartered in Connecticut in 1863, was known as Travelers Insurance Company prior to May 1, 2006. MICC changed its name to MetLife Insurance Company USA and its state of domicile to Delaware after November 14, 2014 as described under “MetLife Insurance Company USA” above.
- MetLife Life and Annuity Company of Connecticut: MetLife Life and Annuity Company of Connecticut (MLAC), originally chartered in Connecticut in 1973, was known as Travelers Life and Annuity Company prior to May 1, 2006. On or about December 7, 2007, MLAC merged with and into MICC.
- MetLife Investors USA Insurance Company: MetLife Investors USA Insurance Company (MLI USA), originally chartered in Delaware in 1960, was known as Security First Life Insurance Company prior to January 8, 2001. MLI USA was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
- MetLife Investors Insurance Company: MetLife Investors Insurance Company (MLI), originally chartered in Missouri in 1981, was known as Cova Financial Services Life Insurance Company prior to February 12, 2001. MLI was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
- MetLife Investors Insurance Company of California: MetLife Investors Insurance Company of California (MLI-CA), originally chartered in California in 1972, was known as Cova Financial Life Insurance Company prior to February 12, 2001. On November 9, 2006 MLI-CA merged with and into MLI.
The Separate Account
We have established a Separate Account, Brighthouse Separate Account Eleven for Variable Annuities (the “Separate Account”), to hold the assets, other than Fixed Account assets, that underlie the contracts. The Board of Directors of our predecessor, MetLife Insurance Company of Connecticut (MICC), adopted a resolution to establish the Separate Account under Delaware insurance law on November 14, 2002. We have registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.

SERVICES
BLIC maintains certain books and records of the Separate Account and provides certain issuance and other administrative services for the Contracts. Pursuant to a services agreement, Computer Sciences Corporation, through its affiliate Alliance-One Services, Inc., provides certain other administrative and recordkeeping services for the Contracts as well as other contracts and policies issued by BLIC. The amount paid by Brighthouse Services, LLC on behalf of BLIC to Computer Sciences Corporation for the period January 1, 2022 through December 31, 2022 was $5,092,107, for the period January 1, 2023 through December 31, 2023 was $4,681,080, and for the period January 1, 2024 through December 31, 2024 was $4,435,568.
Principal Underwriter
Brighthouse Securities, LLC (“Brighthouse Securities”) serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. Brighthouse Securities’ principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Brighthouse Securities and the Company are affiliates because they are both under common control of Brighthouse Financial, Inc.
Principal Underwriting and Distribution Agreement
Information about the distribution of the Contracts is contained in the prospectus (see “Other Information — Distribution of the Variable Annuity Contracts”). Additional information is provided below.
Under the terms of the Principal Underwriting and Distribution Agreement among the Separate Account, Brighthouse Securities and the Company, Brighthouse Securities acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses Brighthouse Securities for certain sales and overhead expenses connected with sales functions.
The following table shows the amount of commissions paid to and the amount of commissions retained by the principal underwriter.
Underwriting Commissions
Year	Underwriting Commissions Paid to the Distributor by the Company	Amount of Underwriting Commissions Retained by the Distributor
2024	$724,114,938	$0
2023	$665,088,655	$0
2022	$666,009,009	$0
Reduction or Elimination of the Withdrawal Charge. We may reduce or eliminate the withdrawal charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.
Legal or Regulatory Restrictions on Transactions
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company may also be required to block a contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making Annuity Payments until instructions are received from the appropriate regulator.
Valuation of Annuity Units
The initial Annuity Unit value applicable to each Funding Option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is 1.000081 and, for a period of two days, is 1.000081 × 1.000081.)

The net investment factor for each Variable Funding Option is determined by (a) minus (b), divided by (c) where:
(a) = investment income plus capital gains and losses (whether realized or unrealized);
(b) = any deduction for applicable taxes (presently zero); and
(c) = the value of the assets of the Variable Funding Option at the beginning of the Valuation Period.
Independent Registered Public Accounting Firm
The financial statements comprising each of the Subaccounts of Brighthouse Separate Account Eleven for Variable Annuities, and the financial statements of Brighthouse Life Insurance Company, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are incorporated by reference in reliance upon the reports of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 650 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202-3512.
Custodian
Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.
Financial Statements
The financial statements comprising each of the Subaccounts of the Separate Account and the financial statements of the Company are incorporated by reference to the submission form type N-VPFS, File No. 811-21262, filed by the Separate Account with the SEC on March 27, 2025.
The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.